UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SkyTerra Communications, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SKYTERRA COMMUNICATIONS, INC.

19 WEST 44TH STREET, SUITE 507

NEW YORK, NEW YORK 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 25, 2006

To the holders of common stock and convertible preferred stock of SkyTerra Communications, Inc., a Delaware corporation:

Please take notice that our annual meeting of stockholders for the year ended December 31, 2005 will be held in the Fall Creek Room, 5th Floor, at the Cornell Club, 6 East 44th Street, New York, New York 10017 on July 25, 2006, at 9:00 a.m., local time, for the following purposes, all as more fully described in the attached Proxy Statement:

1.	To elect five (5) Directors;

2.	To approve the 2006 Equity and Incentive Plan;

3.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2006; and

4.	To transact such other business as may come before the annual meeting or any adjournment or postponement thereof.

Stockholders are urged to read carefully the attached proxy statement for additional information concerning the matters to be considered at our annual meeting. The board of directors has fixed the close of business on June 22, 2006 as the record date for the determination of stockholders entitled to vote at the annual meeting. Only stockholders of record at the close of business on June 22, 2006 will be entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof. The proxy statement is being mailed to these stockholders on or about June 28, 2006.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE RESPECTFULLY URGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

By Order of the Board of Directors,

/s/ Robert C. Lewis
Robert C. Lewis Senior Vice President, General Counsel and Secretary

New York, New York

June 23, 2006

IMPORTANT

Please complete, sign, date and promptly mail your proxy card or voting instruction card.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

When And Where Is The Annual Meeting?

The annual meeting will be held on July 25, 2006, beginning at 9:00 a.m., local time, in the Fall Creek Room, 5th Floor, at the Cornell Club, 6 East 44th Street, New York, New York 10017.

What Is The Purpose Of The Annual Meeting?

At the annual meeting, we will ask you to consider and approve the matters set forth in the accompanying notice of meeting and described in this proxy statement, including the election of directors and ratification of our independent registered public accounting firm.

Why Did I Receive This Proxy Statement?

We sent you this proxy statement and the enclosed proxy card or voting instruction card because our board of directors is soliciting your proxy to vote at the annual meeting of stockholders.

This proxy statement summarizes the information you need to know to vote on an informed basis at the annual meeting; however, you do not need to attend the annual meeting to vote your shares (see “How Do I Vote?”). We began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about June 28, 2006 to all stockholders entitled to vote.

How Many Shares Of Voting Stock Are Outstanding?

On June 22, 2006, the record date, there were 8,959,254 shares of our voting common stock outstanding. In addition to this voting common stock, there were 8,990,212 shares of our non-voting common stock and 1,199,007 shares of preferred stock outstanding, all of which are owned by Apollo Investment Fund IV, L.P.; Apollo Overseas Partners IV, L.P.; AIF IV/RRRR LLC; and ST/RRRR LLC (collectively, with AP/RM Acquisition LLC, the “Apollo Stockholders”).

Who Is Entitled To Vote?

If our records show that you are a holder of our common stock or our preferred stock as of the close of business on June 22, 2006, you are entitled to receive notice of the annual meeting and to vote such shares of common stock or preferred stock that you held on the record date. The voting common stockholders and the preferred stockholders will vote together as a single class on the election of the five director nominees, the approval of the 2006 Equity and Incentive Plan and ratification of Ernst & Young LLP as our independent registered public accounting firm for 2006. Our preferred stockholders have waived their right to separately elect two director nominees at this meeting. The holders of our non-voting common stock are not entitled to vote such shares on any matters at the annual meeting.

How Many Votes Is The Common Stock Entitled To?

Each share of outstanding voting common stock owned as of the record date entitles the holder to one vote for each matter to be voted upon. Accordingly, the holders of common stock are entitled to an aggregate of 8,959,254 votes.

How Many Votes Is The Preferred Stock Entitled To?

When voting with the holders of common stock, the holders of preferred stock are entitled to an aggregate of 975,000 votes, or 0.813 votes per share of preferred stock.

How Many Votes Are The Holders Of Preferred Stock Entitled To, Based On Their Aggregate Holdings?

In addition to being entitled to 975,000 votes with respect to the preferred stock, the Apollo Stockholders also own 1,745,375 shares of our voting common stock which entitles the Apollo Stockholders to an aggregate of 2,720,375 votes at the annual meeting. The Apollo Stockholders also own 8,990,212 shares of our non-voting common stock which will not be entitled to vote at the annual meeting.

Can I Attend The Annual Meeting?

If you owned common stock or preferred stock on the record date, you can attend the annual meeting. You should be prepared to present photo identification for admittance. In addition, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on the record date.

What Is The Difference Between Holding Shares As A Stockholder Of Record And Holding Shares As A Beneficial Owner?

Most of our stockholders hold their shares through a broker or other nominee, rather than directly in their own name. The following are some distinctions between shares held of record and those owned beneficially.

•	Stockholder of Record: If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Co., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the transfer agent. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the annual meeting. The transfer agent has enclosed or sent a proxy card for you to use.

•	Beneficial Owner: If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of the shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee, together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares and are also invited to attend the annual meeting.

If I Plan To Attend The Annual Meeting, Should I Still Vote By Proxy?

Whether you plan to attend the annual meeting or not, we urge you to vote by returning the enclosed proxy card or voting instruction card. Returning the proxy card or voting instruction card will not affect your right to attend the annual meeting and vote.

How Do I Vote?

•	If you are a stockholder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares of common stock or shares of preferred stock by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you. If you are a stockholder of record and attend the annual meeting, you may deliver your completed proxy card in person.

•	If you are a beneficial owner, you will receive a voting instruction card from your nominee which you must properly execute in order to have your shares voted by proxy by the nominee. Beneficial owner stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their shares of record.

Can I Change My Vote Or Revoke My Proxy?

Any stockholder who executes and returns a proxy may revoke such proxy or change his or her vote at any time before it is voted at the annual meeting by:

(1)	filing with the Secretary of the Company, at 19 West 44th Street, Suite 507, New York, New York 10036, written notice of revocation bearing a later date than the proxy; or

(2)	filing a duly executed proxy bearing a later date; or

(3)	appearing in person and voting by ballot at the annual meeting.

Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy. If you are a beneficial owner who has properly executed and returned a voting instruction card to your broker or nominee, you may change your vote by submitting new voting instructions to your broker or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

What Does It Mean If I Get More Than One Proxy Card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card or voting instruction card, each of which will indicate the number of shares you are entitled to vote on that particular card. Sign and return all proxy cards or voting instruction cards to ensure that all your shares are voted.

How Does The Board Of Directors Recommend I Vote On The Proposals?

The board of directors recommends that you vote in favor of the election of the director nominees, in favor of the approval of the 2006 Equity and Incentive Plan and in favor of the ratification of the appointment of the independent registered public accounting firm.

What Constitutes A Quorum And Why Is It Necessary?

In order to carry on the business of the annual meeting, we must have a quorum. The holders of a majority of the total number of votes of our capital stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes, if any, will count for quorum purposes. If you submit a properly executed proxy card or voting instruction card, even if you abstain from voting, you will be considered part of the quorum.

What Is A Broker Non-Vote?

A broker non-vote occurs with respect to any proposal when a broker holds your shares in its name and is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given.

What Vote Is Required For Approval Of The Proposals?

Our directors will be elected by a plurality of the votes cast at the annual meeting. In the election of directors, votes to withhold authority, abstentions from voting and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote, as these votes are not considered to be votes cast under the Company’s bylaws or under the laws of the State of Delaware, the Company’s state of incorporation.

Approval of the 2006 Equity and Incentive Plan requires the affirmative vote of the holders of a majority of the total number of votes of our capital stock, present or in person or represented by proxy.

Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of the holders of a majority of the total number of votes of our capital stock, present in person or represented by proxy. With respect to the ratification of the appointment of the independent registered public accounting firm, under the Company’s bylaws and the laws of the State of Delaware, abstentions from voting will have the same effect as voting against such matter and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

As of June 22, 2006, our directors, executive officers and affiliates had the right to vote 2,737,175 shares of our common stock and all of the shares of our preferred stock (with 975,000 votes). The Apollo Stockholders have indicated that they will vote, or cause to be voted, 2,720,375 votes that they control, 27.4% of the votes entitled to be cast at the meeting, in favor of the election of the director nominees, in favor of the approval of the 2006 Equity and Incentive Plan and in favor of the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm.

Will Other Matters Be Voted On At The Annual Meeting?

We are not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

What Are The Costs Of Soliciting These Proxies And Who Pays Them?

All expenses of soliciting proxies, including clerical work, printing and postage, will be paid by us. Our directors, officers and other employees may solicit proxies in person, by mail, by telephone, by facsimile, through the Internet or by other means of communication, but such persons will not be specifically compensated for such services. We will reimburse American Stock Transfer & Trust Company for forwarding proxy materials to stockholders of record and serving as inspectors of election and will pay the expenses associated with forwarding proxy materials to beneficial owners by a third party agent and various banks and brokers.

PROPOSAL 1

ELECTION OF DIRECTORS

Information With Respect To Director Nominees

Listed below are the nominees for director, with information showing the principal occupation, business experience and current public directorships, if any, of each, the age of each as of the date of this proxy statement and the year each was first elected a director of the Company.

Unless authority is withheld, proxies in the accompanying form will be voted in favor of electing the individuals identified in the table below as directors of the Company. If the proxy is executed in such a manner as to withhold authority to vote for one or more nominees for director, such instructions will be followed by the persons named as proxies.

All nominees for director to be elected at the annual meeting are currently members of the board of directors. The Company has no reason to believe that any of the nominees will be unable to serve. In the event that any nominee should not be available, the persons named in the proxy will vote for the others and may vote for a substitute for such nominee.

Because the Company’s common stock was delisted from the NASDAQ National Market in December 2002, an “Event of Non-Compliance,” as defined in our Amended and Restated Certificate of Incorporation, has occurred. Accordingly, the Company’s preferred stockholders have the right to vote separately as a class to elect a majority of our directors. In addition, in accordance with the Amended and Restated Securities Purchase Agreement, dated June 4, 1999, by and among the Company and Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. (collectively, with Apollo Investment Fund IV, “Fund IV”) and AIF IV/RRRR LLC, an affiliate of Fund IV (the “Securities Purchase Agreement”), our preferred stockholders would, in any case, be entitled to elect two of our directors. Michael Weiner and Andrew Africk currently are elected by the preferred stockholders. For the purposes of this annual meeting, the preferred stockholders have waived their right to vote as a separate class to elect a majority of the Board of Directors, and have waived their right to elect two directors separately at the meeting. Accordingly, Messrs. Weiner and Africk, along with Aaron Stone, who is affiliated with our preferred stockholders but is elected by the common stockholders, voting together with preferred stockholders on an as converted basis (capped at 975,000 votes), will each be elected by the common stockholders voting together with the preferred stockholders. The holders of our non-voting common stock are not entitled to vote such shares on any matters at the annual meeting.

Nominees To Be Elected By Common Stockholders And Preferred Stockholders:

Name	Age	Position	Director Since
Andrew D. Africk	40	Director	1999
Jeffrey M. Killeen	53	Director	1998
William F. Stasior	65	Director	2000
Aaron J. Stone	33	Director	2005
Michael D. Weiner	53	Director	2005

Andrew D. Africk. Mr. Africk has been a member of the Board of Directors of the Company since June 1999. Mr. Africk is a partner of Apollo Advisors, L.P. Mr. Africk is also a director of Hughes Communications, Inc., Intelsat Holdings, Ltd., Mobile Satellite Ventures GP Inc., TerreStar Networks, Inc. and several private venture companies.

Jeffrey M. Killeen. Mr. Killeen has been a member of the Board of Directors of the Company since October 1998. Since January 1, 2002, Mr. Killeen has been Chairman and Chief Executive Officer of Globalspec, Inc., an information services company. Mr. Killeen was the Chief Executive Officer of Forbes.com from August 1999 to

March 2001. Prior to that, from January 1998 to March 1999, Mr. Killeen was the Chief Operating Officer of barnesandnoble.com. Before joining barnesandnoble.com, Mr. Killeen served as President and Chief Executive Officer of Pacific Bell Interactive Media from August 1994 to January 1998.

William F. Stasior. Mr. Stasior has been a member of the Board of Directors of the Company since April 2000. Mr. Stasior was the Chairman and Chief Executive Officer of Booz Allen & Hamilton Inc., a management and technology consulting firm, from 1991 to 1999. Since October 1999, Mr. Stasior has been the Senior Chairman of Booz Allen. Mr. Stasior also serves on the Board of Directors of OPNET Technologies, Inc., a software company that specializes in enhancing network performance for enterprises and service providers, and Vanu, Inc., a leading developer of software-defined radio technology.

Aaron J. Stone. Mr. Stone has been a member of the Board of Directors of the Company since June 2005. Mr. Stone is a partner of Apollo Advisors, L.P. where he has worked since 1997. Mr. Stone also serves on the Board of Directors of Hughes Communications, Inc., AMC Entertainment Inc., Educate, Inc. and Intelsat Holdings, Ltd. Prior to Apollo, Mr. Stone worked for Smith Barney Inc. in its Mergers & Acquisitions group.

Michael D. Weiner. Mr. Weiner has been a member of the Board of Directors of the Company since June 2005. Mr. Weiner joined Apollo Advisors, L.P. and Apollo Real Estate Advisors in 1992 and has served as general counsel of the Apollo organization since that time. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in securities law, public and private financings, and corporate and commercial transactions. Mr. Weiner serves on the Board of Directors of Educate, Inc., Hughes Communications, Inc. and Quality Distribution.

Recommendation Of The Board Of Directors

The board of directors has carefully considered the director nominees and believes that their election by the stockholders is in the best interests of SkyTerra Communications and its stockholders and, accordingly, unanimously recommends that stockholders vote for the director nominees. Each of the directors will serve a one year term.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES.

Board Meetings And Committees

The Board of Directors held 14 meetings during the year ended December 31, 2005. Mr. Africk attended all of the meetings of the Board of Directors and all of the meetings of committees on which he serves. Mr. Killeen attended 12 of 14 of the meetings of the Board of Directors and 6 of 7 of the meetings of committees on which he serves. Mr. Stasior attended all of the meetings of the Board of Directors and all of the meetings of committees on which he serves. Mr. Stone attended 4 of 11 of the meetings of the Board of Directors subsequent to his election to the Board of Directors in June 2005, and Mr. Weiner attended 7 of 11 of the meetings of the Board of Directors subsequent to his election to the Board of Directors in June 2005. We do not require members of our Board of Directors to attend our annual stockholders meeting. We did not hold an annual meeting in 2005, and none of our directors attended our 2004 Annual Meeting of Stockholders.

The Board of Directors has an Audit Committee and a Compensation Committee which meet as the need arises. In light of, among other things, the size of the Board of Directors, the Company does not have a nominating committee, and all nominations are considered by the entire Board. The Audit Committee acts pursuant to a charter, a copy of which is attached hereto as Appendix I, and reviews and makes recommendations with respect to the Company’s internal controls and financial reports and in connection with such reviews and recommendations, communicates with and receives information independently from appropriate Company personnel regarding the Company’s financial condition. The Audit Committee also reviews the scope and results of the annual audit with the Company’s independent registered public accounting firm and other activities such firm performs for the Company. The Audit Committee met six times during the year ended December 31, 2005. The Audit Committee met on March 24, 2006 with the independent registered public accounting firm to discuss the results of the 2005 audit. The Audit Committee is currently composed of two outside directors, Mr. Killeen and Mr. Stasior, both of whom are independent under Rule 4200(a)(14) of the National Association of Securities Dealers’ (“NASD”) listing standards, and Mr. Africk, who continues to serve on the Audit Committee as the Board of Directors determined that exceptional and limited circumstances exist under Rule 4350(d)(2)(B) of the NASD listing standards.

The Compensation Committee met formally twice during the year ended December 31, 2005. The Compensation Committee periodically reviews and evaluates the compensation of the Company’s officers and administers grants of options from the Company’s 1998 Long-Term Incentive Plan (the “1998 Plan”) and will administer the 2006 Equity and Incentive Plan, if approved by stockholders at this meeting. The Compensation Committee is currently composed of Mr. Killeen and Mr. Africk.

Communications From Stockholders And Other Interested Parties

The Board of Directors will give appropriate attention to written communications submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances, the Audit Committee will, with the assistance of the Company’s General Counsel, (1) be primarily responsible for monitoring communications from stockholders and (2) provide copies or summaries of such communications to the other directors as he considers appropriate. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that any member of the Audit Committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters covered by repetitive or duplicative communications.

Stockholders and other interested parties who wish to send communications on any topic to the Board of Directors should address such communications to Audit Committee, c/o General Counsel, SkyTerra Communications, Inc., 19 West 44th Street, Suite 507, New York, New York 10036.

Compensation Of Directors

Each non-employee director receives a per meeting fee of $1,000 for each meeting of the Board of Directors and $500 for each committee meeting attended, along with expenses incurred in connection with each meeting attended. The Compensation Committee has authority under the Company’s 1998 Long-Term Incentive Plan to make stock option awards to non-employee directors of the Company. The exercise price per share of common stock purchasable upon exercise of a non-employee director’s options will be equal to 100% of the fair market value of a share of common stock on the date of grant of the option.

On June 8, 2005, an option to purchase 25,000 shares of the Company’s common stock was issued to each of Messrs. Stone and Weiner upon their election to the Board of Directors, and an option to purchase 7,500 shares of the Company’s common stock was issued to each of Messrs. Africk, Killeen and Stasior. Each of these options was exercisable at $29.45 per share, the fair market value on the date of grant and vests ratably over three years beginning on the earlier of (i) anniversary date of each director’s service with the Company to the extent that the director was fully vested in all previously granted options or (ii) the date of grant. In connection with the distribution of the common stock of Hughes Communications, Inc. to the Company’s security holders, the exercise price of these options was adjusted to $19.335 per share.

We anticipate that future grants of stock options to directors will principally be made under the 2006 Equity and Incentive Plan, if such a plan is approved, and in the absence of such approval, under the Company’s 1998 Long-Term Incentive Plan.

Executive Officers

The names of the Company’s current executive officers and certain information about them is set forth below.

Name	Age	Position	Officer Since
Jeffrey A. Leddy	51	Chief Executive Officer and President	2002
Robert C. Lewis	41	Senior Vice President, General Counsel and Secretary	1998
Craig J. Kaufmann	30	Controller and Treasurer	2003

Jeffrey A. Leddy. Mr. Leddy has been the Company’s Chief Executive Officer and President since April 2003, having served as its President and Chief Operating Officer since October 2002 and its Senior Vice President of Operations since June 2002. From September 1980 to December 2001, Mr. Leddy worked for EMS Technologies, most recently as a Vice President. Mr. Leddy also currently serves on the Board of Directors of Hughes Communications, Inc., Mobile Satellite Ventures GP Inc. and Hughes Systique Corporation.

Robert C. Lewis. Mr. Lewis has been the Company’s Vice President and General Counsel since May 1998 and Secretary of the Company since August 1998. Mr. Lewis was appointed the Company’s Senior Vice President on July 26, 2000. Prior to joining the Company, Mr. Lewis was an associate at the law firm of Fried, Frank, Harris, Shriver & Jacobson from October 1992.

Craig J. Kaufmann. Mr. Kaufmann has been the Company’s Controller and Treasurer since April 2003, having served as its Director of Financial Reporting since November 2000. Prior to joining the Company, Mr. Kaufmann was the Financial Reporting Manager of Kozmo.com since March 2000 and an associate at PricewaterhouseCoopers from August 1998 to March 2000.

Certain Relationships And Related Transactions

Separation Agreement

On February 21, 2006, the Company distributed all of the common stock of Hughes Communications, Inc. (“Hughes”), at the time a wholly-owned subsidiary, to the Company’s security holders (the “Distribution”). The Apollo Stockholders currently own approximately 66% of the outstanding common stock of Hughes.

On December 30, 2005, in preparation for the Distribution, the Company and Hughes entered into a Separation Agreement pursuant to which the Company contributed to Hughes, effective December 31, 2005, all of its assets, liabilities and operations other than those associated with Mobile Satellite Ventures LP (the “MSV Joint Venture”) and TerreStar Networks, Inc. (“TerreStar”), $12.5 million of cash, cash equivalents and short-term investments and the obligations pursuant to the Company’s preferred stock. Upon a change of control of the Company involving a consolidation of the ownership of the MSV Joint Venture, the remaining balance of the $12.5 million of cash at such time, if any, will be transferred to Hughes. The Separation Agreement also provides that Hughes is responsible for paying all fees, costs and expenses directly related to the Distribution, except to the extent such fees have already been paid by the Company. In addition, the Separation Agreement provides for certain indemnifications, tax sharing, consulting services and access to facilities.

Indemnification. The Separation Agreement provides that Hughes will indemnify the Company against losses based on, arising out of or resulting from (i) the ownership or the operation of the assets or properties transferred to Hughes under the Separation Agreement, and the operation or conduct of the business of, including contracts entered into and any activities engaged in by, Hughes, whether in the past or future; (ii) any other activities Hughes engages in; (iii) any guaranty, keepwell, of or by the Company provided to any parties with respect to any of Hughes’s actual or contingent obligations and (iv) certain other matters described in the

Separation Agreement. The Separation Agreement provides that the Company will indemnify Hughes against losses based on, arising out of or resulting from the ownership or operation of the assets or properties of the MSV Joint Venture or TerreStar, or the operation or conduct of their businesses, including the contracts entered into by them, and certain other matters described in the Separation Agreement.

Tax sharing agreement. The tax sharing agreement governs the allocation between Hughes and the Company of tax liabilities and related tax matters, such as the preparation and filing of tax returns and tax contests, for all taxable periods. Hughes will generally be responsible for, and indemnify the Company and its subsidiaries against, all tax liabilities imposed on or attributable to (i) Hughes and any of its subsidiaries relating to all taxable periods and (ii) the Company and any of its subsidiaries for all taxable periods or portions thereof ending on or prior to a change of control of the Company, in each case, after taking into account any tax attributes of the Company or any of its subsidiaries that are available to offset such tax liabilities. Notwithstanding the foregoing, Hughes is not responsible for any taxes relating to the MSV Joint Venture, TerreStar or a change of control of the Company. Additionally, under the tax sharing agreement, the Company is responsible for, and indemnifies Hughes and its subsidiaries against, all tax liabilities imposed on or attributable to the MSV Joint Venture and TerreStar relating to all taxable periods, the Company and any of its subsidiaries relating to all taxable periods or portions thereof beginning and ending after a change of control, and any change of control of the Company.

Consulting services. The Company has agreed to provide Hughes with the consulting services of its personnel, not to exceed an aggregate of 200 hours per month, for a monthly fee of $25,000. Such services may be terminated by either party at any time with or without cause by providing ten business days notice to the non-terminating party. Since the Distribution, certain employees and executives of the Company have supported projects intended to benefit Hughes and the MSV Joint Venture, and with the Company’s consent, the hours expended on such projects have cumulatively exceeded the 200 hour per month cap in the consulting agreement. The entity involved in such projects is controlled by affiliates of the Company’s preferred stockholders. The Company personnel principally involved in such projects are expected to cease employment with the Company as of June 30, 2006, as previously agreed with such employees. Following June 30, 2006, we do not expect that our personnel will spend more than 200 hours per month consulting for Hughes whether or not related to such projects unless the Company receives additional compensation for such services.

Preferred Stock Redemption Agreement

On May 6, 2006, the Company entered into a redemption agreement with the Apollo Stockholders pursuant to which the Company and the Apollo Stockholders have agreed to the redemption of all of the outstanding shares of preferred stock at an aggregate price equal to the $119.9 million aggregate liquidation preference of all outstanding shares of preferred stock (excluding accrued but unpaid dividends, which will be paid at the time of the redemption from existing cash on hand). The Company intends to conduct a rights offering to its stockholders with the proceeds from such offering being used to redeem the preferred stock. Pursuant to the redemption agreement, the Apollo Stockholders have agreed to purchase, at the subscription price in the rights offering, such number of shares of non-voting common stock equal to the number of shares of common stock not subscribed for by other stockholders in the rights offering so as to ensure that the aggregate proceeds from the rights offering are sufficient to redeem the outstanding preferred stock (excluding accrued but unpaid dividends, which will be paid at the time of the redemption from existing cash on hand).

Hughes Systique

On October 12, 2005, through Hughes, the Company acquired Series A Preferred Shares from Hughes Systique for $3.0 million, representing an ownership of approximately 26% on an undiluted basis. The founders of Hughes Systique include the Chief Executive Officer and President of Hughes, as well as certain current and former employees of HNS, including the brother of the Chief Executive Officer and President. The Chief

Executive Officer and President of Hughes and his brother own an aggregate of approximately 21% of Hughes Systique on an undiluted basis.

Employment Agreements

For a description of the employment agreements between the Company and its executive officers, please see the descriptions under the heading “Employment Contracts and Change in Control Arrangements” on page 22.

Other

Certain of the Company’s directors and officers serve on the board of directors of affiliates, including the MSV Joint Venture and TerreStar. Such directors and officers have received stock-based compensation from such affiliates for their service. The amount of stock-based compensation received by the Company’s directors and officers is comparable to stock-based compensation awarded to other non-executive members of the affiliates’ board of directors.

Compliance With Section 16(a) Of The Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, the Company believes that during the year ended December 31, 2005 its officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements, with the exception of the late filing of a Statement of Changes in Beneficial Ownership of Securities on Form 4 for each of Messrs. Lewis, Kaufmann and Leddy in connection with option grants at fair market value in late January 2005 that were filed in February 2005, and the late filing of a Statement of Changes in Beneficial Ownership of Securities on Form 4 for each of Messrs. Africk, Killeen, Stasior, Stone and Weiner in connection with option grants at fair market value in June 2005 that were filed in early July 2005.

PROPOSAL 2

APPROVAL OF THE 2006 EQUITY AND INCENTIVE PLAN

The Board of Directors of the Company has unanimously approved and recommends the approval of the 2006 Equity and Incentive Plan to the stockholders of the Company. To the extent the Company seeks to list on the Nasdaq, the Nasdaq National Market rules require the approval of the 2006 Equity and Incentive Plan by the stockholders. Accordingly, the 2006 Equity and Incentive Plan will become effective only if stockholder approval is obtained. Further if the 2006 Equity and Incentive Plan is approved, the Board of Directors is expected to terminate the Company’s 1998 Long-Term Incentive Plan.

There are currently an aggregate of 804,222 shares of common stock available for future grants of stock options under the 1998 Long-Term Incentive Plan. The Board of Directors has evaluated this existing plan taking into consideration the desire to have a current plan with an adequate number of shares available in order to engage in future transactions, to the extent deemed desirable, with employees and directors of the MSV Joint Venture who hold options to purchase limited partnership units in the MSV Joint Venture, assuming the Company is successful in consummating the recently announced transactions to acquire control of that business (the “MSV Acquisition”). In addition, the Board of Directors has evaluated the incentives which it believes are important to assure that certain directors, officers, employees and consultants to the Company will devote the time and energy necessary to improve the Company’s performance over the long term. As a result of such evaluation, the Board of Directors has determined that the Company’s ability to recruit, attract, retain and reward directors, executive officers, key employees and consultants, including those associated with the MSV Joint Venture upon closing of the MSV Acquisition, would be enhanced by the adoption of a compensation plan which provides for greater flexibility in terms of both the nature of the awards and the persons eligible to receive such awards.

The summary of the 2006 Equity and Incentive Plan set forth below is qualified by reference to the full text thereof which is attached hereto as Appendix II.

2006 Equity and Incentive Plan

Our 2006 Equity and Incentive Plan provides for the grant of equity-based awards, including restricted common stock, restricted stock units, stock options, stock appreciation rights and other equity-based awards, as well as cash bonuses and long-term cash awards to our directors, officers and other employees, advisors and consultants who are selected by the Compensation Committee for participation in the plan. Unless earlier terminated by the Board of Directors, the plan will expire on the tenth anniversary of the date of its adoption. Termination of the plan is not intended to adversely affect any award that is then outstanding without the award holder’s consent. The Board of Directors may amend the plan at any time. Plan amendments are not intended to adversely affect any award that is then outstanding without the award holder’s consent, and we must obtain stockholder approval of a plan amendment if stockholder approval is required to comply with any applicable law, regulation or stock exchange rule.

Administration

The plan will be administered by the Compensation Committee, which will have the authority, among other things, to determine who will be granted awards and all of the terms and conditions of the awards. The Compensation Committee will also be authorized to determine to what extent an award may be settled, cancelled, forfeited or surrendered, to interpret the plan and any awards granted under the plan and to make all other determinations necessary or advisable for the administration of the plan. Where the vesting or payment of an award under the plan is subject to the attainment of performance goals, the Compensation Committee will be responsible for certifying that the performance goals have been attained. The Compensation Committee or the Board of Directors will have the authority under the plan to reprice, or to cancel and re-grant, any stock option granted under the plan.

Equity incentive program

Initially, 2.1 million shares of the Company’s common stock, or approximately 12% of the Company’s outstanding common stock, will be available for grants pursuant to the equity incentive program under the plan. On a monthly basis, that number will be adjusted, provided such adjustment involves increases of greater than 100,000 shares, to maintain the number of shares outstanding or issuable under the plan at 12% of the Company’s outstanding common stock, up to a maximum of 15 million shares. Such an adjustment provision will allow the Company to engage in future transactions, to the extent deemed desirable, with employees and directors of the MSV Joint Venture who hold options to purchase limited partnership units in the MSV Joint Venture, assuming the Company is successful in consummating the MSV Acquisition. Under the plan, no more than 20% of the shares then available for issuance under the plan on the date of award may be made subject to stock options or stock appreciation rights to a single individual in a single plan year. In the event that the Compensation Committee determines that any corporate event, such as a stock split, reorganization, merger, consolidation, repurchase or share exchange, affects the Company’s common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of plan participants, then the Compensation Committee will make those adjustments as it deems necessary or appropriate to any or all of:

•	the number and kind of shares or other property that may thereafter be issued in connection with future awards;

•	the number and kind of shares or other property that may be issued under outstanding awards;

•	the exercise price or purchase price of any outstanding award; and/or

•	the performance goals applicable to outstanding awards.

The Compensation Committee will determine all of the terms and conditions of equity-based awards under the plan, including whether the vesting or payment of an award will be subject to the attainment of performance goals. The performance goals that may be applied to awards under the equity incentive program under the plan are the same as those discussed below under “—Cash incentive programs.”

The terms and conditions of stock options and stock appreciation rights granted under the plan will be determined by the Compensation Committee and set forth in an agreement. Stock options granted under the plan may be “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code, or non-qualified stock options. A stock appreciation right confers on the participant the right to receive an amount, in cash or shares of the Company’s common stock (in the discretion of the Compensation Committee), equal to the excess of the fair market value of a share of the Company’s common stock on the date of exercise over the exercise price of the stock appreciation right, and may be granted alone or in tandem with another award. The exercise price of an option or stock appreciation right granted under the plan will not be less than the fair market value of the Company’s common stock on the date of grant. The exercise price of a stock appreciation right granted in tandem with a stock option will be the same as the stock option to which the stock appreciation relates. The vesting of a stock option or stock appreciation right will be subject to such conditions as the Compensation Committee may determine, which may include the attainment of performance goals.

The terms and conditions of awards of restricted stock and restricted stock units granted under the plan will be determined by the Compensation Committee and set forth in an award agreement. A restricted stock unit confers on the participant the right to receive a share of the Company’s common stock or its equivalent value in cash, in the discretion of the Compensation Committee. These awards will be subject to restrictions on transferability which may lapse under those circumstances that the Compensation Committee determines, which may include the attainment of performance goals. The Compensation Committee may determine that the holder of restricted stock or restricted stock units may receive dividends (or dividend equivalents, in the case of restricted stock units) that may be deferred during the restricted period applicable to these awards.

The plan also provides for other equity-based awards, the form and terms of which will be as determined by the Compensation Committee, consistent with the purposes of the plan. The vesting or payment of one of these awards may be made subject to the attainment of performance goals.

The plan provides that, unless otherwise determined by the Compensation Committee, in the event of the termination of an employee’s employment with the Company, other than for cause (as defined in the plan) within one year following a change in control (as defined in the plan), all awards granted under the plan will become fully vested and/or exercisable, and any performance conditions will be deemed to be fully achieved.

Cash incentive programs

The plan will provide for the grant of annual and long-term cash awards to plan participants selected by the Compensation Committee. The maximum value of the total cash payment that any plan participant may receive under the plan’s annual cash incentive program for any year will be $3.0 million, and the maximum value of the total payment that any plan participant may receive for any one year under the plan’s long-term cash incentive program will be $3.0 million for each year covered by the performance period. Payment of awards granted under the cash incentive programs may be made subject to the attainment of performance goals to be determined by the Compensation Committee in its discretion. The Compensation Committee may base performance goals on one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable:

•	pre-tax income or after-tax income;

•	earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items;

•	net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets;

•	earnings or book value per share (basic or diluted);

•	revenues;

•	return on assets (gross or net), return on investment, return on capital, or return on equity;

•	return on revenues;

•	cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;

•	economic value created;

•	operating margin or profit margin;

•	stock price or total stockholder return;

•	earnings from continuing operations;

•	cost targets, reductions and savings, productivity and efficiencies; and

•	strategic business criteria, consisting of one or more objectives based on meeting specified industry penetration or share of the industry, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions.

The performance goals may be expressed in terms of attaining a specified level of the particular criterion, an increase or decrease in the particular criterion or a comparison of achievement against a peer group of companies, and may be applied to the Company or one of its subsidiaries or a division or strategic business unit. The Compensation Committee has the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events, in response to changes in laws or regulations or to account for extraordinary or unusual events.

No payment may be made under either of the cash incentive programs under the plan prior to certification by the Compensation Committee that the applicable performance goals have been attained.

Vote Required

Approval of the 2006 Equity and Incentive Plan requires the affirmative vote of the holders of a majority of the votes represented in person or by proxy and cast at the annual meeting. For this purpose, abstentions will have the effect of votes against the proposal. However, broker non-votes, like shares not represented at the meeting, will neither be counted in favor of or against the proposal, nor increase or decrease the number of votes required for approval, and thus will have no effect on the outcome of the proposal.

Recommendation Of The Board Of Directors

The Board of Directors has carefully considered Proposal 2, the proposal to approve the 2006 Equity and Incentive Plan, and believes that its approval by the stockholders is in the best interests of SkyTerra Communications and its stockholders and, accordingly, unanimously recommends that stockholders vote for the approval of Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 2.

PROPOSAL 3

RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2006

On May 1, 2006, the Company’s Board of Directors unanimously appointed Ernst & Young LLP (“Ernst & Young”) to serve as the Company’s independent registered public accounting firm, and notified Deloitte & Touche LLP (“Deloitte & Touche”) that it had been dismissed as the Company’s independent registered public accounting firm. The Board of Directors of the Company recommends to the stockholders the ratification of the appointment of Ernst & Young as independent registered public accounting firm for the Company for the year ended December 31, 2006. If the stockholders do not ratify the appointment, the Board of Directors may reconsider its recommendation.

A representative of Ernst & Young is expected to be available at the annual meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she so desires.

Vote Required

The affirmative vote of the holders of a majority of the total number of the votes of capital stock of the Company represented and entitled to vote at the annual meeting is required to approve this Proposal 3.

Changes in Our Certifying Accountants

On April 18, 2005, the Board of Directors of the Company notified Deloitte & Touche that it had been appointed to serve as the Company’s independent auditors, and notified KPMG LLP (“KPMG”) that it had been dismissed as the Company’s independent registered public accounting firm, effective immediately. The appointment of Deloitte & Touche and the dismissal of KPMG were recommended by the Audit Committee and approved by the Board of Directors. On April 21, 2005, the Company executed an engagement letter with Deloitte & Touche.

KPMG’s audit reports on the Company’s financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the two years ended December 31, 2004 and for the subsequent interim period through the effective date of KPMG’s dismissal, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its audit report. There were no “reportable events” described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended, which have occurred during the two years ended December 31, 2004 or for the subsequent interim period through the effective date of KPMG’s dismissal.

During the two years ended December 31, 2004, and from December 31, 2004 through the engagement of Deloitte & Touche as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf had consulted Deloitte & Touche with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either (i) the subject of a disagreement with KPMG on accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its report, or (ii) a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

The Company provided KPMG and Deloitte & Touche with a copy of the disclosures made in connection with the dismissal of KPMG and the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm. These disclosures were made by the Company on Form 8-K filed with the SEC on April 21, 2005.

On May 1, 2006, the Board of Directors of the Company notified Ernst & Young that it had been appointed to serve as the Company’s independent registered public accounting firm, and notified Deloitte & Touche that it had been dismissed as the Company’s independent registered public accounting firm, effective immediately. The appointment of Ernst & Young and the dismissal of Deloitte & Touche were recommended by the Audit Committee and approved by the Board of Directors. On May 3, 2006, the Company executed an engagement letter with Ernst & Young.

The audit report of Deloitte & Touche on the Company’s consolidated financial statements as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the two years ended December 31, 2005 and for the subsequent interim period through the effective date of Deloitte & Touche’s dismissal, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of such disagreements in connection with its audit report. The audit report of Deloitte & Touche on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no “reportable events” described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended, which have occurred during the two years ended December 31, 2005 or for the subsequent interim period through the effective date of Deloitte & Touche’s dismissal.

During the two years ended December 31, 2005, and from December 31, 2005 through the engagement of Ernst & Young as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf had consulted Ernst & Young with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either (i) the subject of a disagreement with Deloitte & Touche on accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of such disagreement in connection with its report, or (ii) a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

The Company provided Deloitte & Touche and Ernst & Young with a copy of the disclosures made in connection with the dismissal of Deloitte & Touche and the appointment of Ernst & Young as the Company’s independent registered public accounting firm. These disclosures were made by the Company on Form 8-K filed with the SEC on May 4, 2006.

Fees

Aggregate fees for professional services rendered to the Company by Deloitte & Touche for work performed during the year ended December 31, 2005 and KPMG for work performed during the year ended December 31, 2004 are summarized in the table below.

	2005	2004
Audit fees (1)	$806,700	$382,507
Audit related fees (2)	–	50,325
Tax fees (3)	–	220,225
All other fees	–	–

	$806,700	$653,057

(1)	Audit fees consisted of fees billed or expected to be billed for professional services rendered for the audit of the Company’s consolidated annual financial statements included in the Company’s Form 10-K, the reviews of the Company’s consolidated financial statements included in the Company’s Form 10-Q, services related to Sarbanes-Oxley Act compliance or any other services rendered to comply with generally accepted auditing standards and include comfort and consent letters in connection with SEC filings and financing transactions. During 2005, Deloitte & Touche performed an audit of the Company’s consolidated financial statements as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004. The approximately $0.4 million of fees paid for such audit is reflected in 2005.
(2)	Audit related fees consisted of fees billed for assurance and related services that are reasonably related to the performance of an audit or review of the Company’s consolidated financial statements, including assistance with acquisitions and other accounting and auditing consultation services.
(3)	Tax fees consisted of fees paid for assistance related to tax compliance and consulting services. The Audit Committee did not believe the provision of these tax services was incompatible with maintaining KPMG’s independence.

The Audit Committee has established a practice of pre-approving all services (audit and non-audit) provided by our independent registered public accounting firm. Pursuant to such pre-approval policy, the Audit Committee approved all audit services and the payment of audit and audit related fees during the years ended December 31, 2005 and 2004. In addition, the Audit Committee approved all of the tax fees paid to KPMG during the year ended December 31, 2004.

Recommendation Of The Board Of Directors

The Board of Directors has carefully considered Proposal 3, the proposal to ratify the appointment of Ernst & Young LLP as independent registered public accounting firm of the Company, and believes that its approval by the stockholders is in the best interests of SkyTerra Communications and its stockholders and, accordingly, unanimously recommends that stockholders vote for the approval of Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and notes thereto set forth certain information, as of June 22, 2006 (except as noted otherwise), regarding beneficial ownership of the shares of voting common stock of the Company by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of such common stock, (ii) each of the Company’s named executive officers under the Summary Compensation Table under the heading “Executive Compensation,” (iii) each director and nominee for director, and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares indicated as owned by them.

Name and Address	Position	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Class(1)
Jeffrey A. Leddy	Chief Executive Officer and President	256,667	2.8	%(2)

Robert C. Lewis	Senior Vice President, General Counsel and Secretary	96,168	1.1	%(3)

Craig J. Kaufmann	Controller and Treasurer	37,301	*	(4)

Jeffrey M. Killeen	Director	37,500	*	(5)

William F. Stasior	Director	45,000	*	(5)

Andrew D. Africk c/o SkyTerra Communications, Inc. 19 West 44th Street, Suite 507 New York, New York 10036	Director	5,141,572	41.6	%(6)

Aaron J. Stone c/o SkyTerra Communications, Inc. 19 West 44th Street, Suite 507 New York, New York 10036	Director	5,107,406	41.5	%(7)

Michael D. Weiner c/o SkyTerra Communications, Inc. 19 West 44th Street, Suite 507 New York, New York 10036	Director	5,107,406	41.5	%(8)

Apollo Investment Fund IV, L.P. Two Manhattanville Road Purchase, New York 10577		5,099,072	41.4	%(9)

Harbinger Capital Partners Master Fund, Ltd c/o International Fund Services Third Floor Bishop Square Redmonds Hill Dublin Ireland L2		2,331,885	26.0	%(10)

OZ Management, LLC 9 West 57th Street, 39th Floor New York, NY 10019		687,750	7.7	%(11)

All executive officers, directors and nominees as a group (8 persons)		5,630,876	43.9	%(12)

*	Represents beneficial ownership of less than 1%.

(1)	Beneficial ownership has been determined pursuant to Rule 13d-3 under the Exchange Act, and therefore excludes 8,990,212 shares of non-voting common stock held by the Apollo Stockholders.

(2)	Represents options to purchase shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control and upon termination of employment with the Company.
(3)	Includes 9,500 shares of common stock and options to purchase an additional 86,666 shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company and upon certain other conditions.
(4)	Includes 7,300 shares of common stock and options to purchase an additional 30,000 shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company.
(5)	Represents options to purchase shares of common stock that are currently exercisable.
(6)	Includes an aggregate of (i) 1,270,948 shares of common stock acquired through the exercise of Series 1-A warrants, (ii) 474,427 shares of common stock acquired in a tender offer and (iii) 3,353,697 shares of common stock issuable to Apollo Stockholders upon conversion of the Series A Preferred Stock and exercise of the Series 1-A warrants and the Series 2-A warrants owned by them. Excludes an aggregate of 8,990,212 shares of non-voting common stock held by the Apollo Stockholders which were acquired pursuant to the rights offering. Mr. Africk is a principal of Apollo Advisors IV, L.P., which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Africk disclaims beneficial ownership of such shares. Includes options to purchase 42,500 shares of common stock held by Mr. Africk that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company.
(7)	Includes an aggregate of (i) 1,270,948 shares of common stock acquired through the exercise of Series 1-A warrants, (ii) 474,427 shares of common stock acquired in a tender offer and (iii) 3,353,697 shares of common stock issuable to Apollo Stockholders upon conversion of the Series A Preferred Stock and exercise of the Series 1-A warrants and the Series 2-A warrants owned by them. Excludes an aggregate of 8,990,212 shares of non-voting common stock held by the Apollo Stockholders which were acquired pursuant to the rights offering. Mr. Stone is a principal of Apollo Advisors IV, L.P., which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Stone disclaims beneficial ownership of such shares. Includes options to purchase 8,334 shares of common stock held by Mr. Stone that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company.
(8)	Includes an aggregate of (i) 1,270,948 shares of common stock acquired through the exercise of Series 1-A warrants, (ii) 474,427 shares of common stock acquired in a tender offer and (iii) 3,353,697 shares of common stock issuable to Apollo Stockholders upon conversion of the Series A Preferred Stock and exercise of the Series 1-A warrants and the Series 2-A warrants owned by them. Excludes an aggregate of 8,990,212 shares of non-voting common stock held by the Apollo Stockholders which were acquired pursuant to the rights offering. Mr. Weiner is a principal of Apollo Advisors IV, L.P., which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Weiner disclaims beneficial ownership of such shares. Includes options to purchase 8,334 shares of common stock held by Mr. Weiner that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company.
(9)

Represents the aggregate of (i) 1,270,948 shares of common stock acquired through the exercise of Series 1-A warrants, (ii) 474,427 shares of common stock acquired in a tender offer and (iii) 3,353,697 shares of common stock issuable upon conversion of the aggregate of 1,199,007 shares of our Series A Preferred Stock and the exercise of an aggregate of 234,633 Series 1-A warrants and 9,810,033 Series 2-A warrants held by the Apollo Stockholders. Assuming conversion of all the Series A Preferred Stock and the exercise of all the Series 1-A warrants and Series 2-A warrants held by the Apollo Stockholders, such 5,099,072 shares of common stock would consist of 3,541,765 shares of common stock beneficially owned by Apollo Investment Fund IV, L.P., 189,929 shares of common stock beneficially owned by Apollo Overseas Partners IV, L.P., 892,951 shares of common stock beneficially owned by AIF IV/RRRR LLC and 474,427 shares of common stock owned by AP/RM Acquisition, LLC. The holders of our Series A Preferred Stock are only entitled to an aggregate of 975,000 votes with respect to the Series A Preferred Stock, or 0.813 votes per share of Series A Preferred Stock. Excluded from the table are 8,990,212 shares of non-voting common stock of which 7,999,359 shares are held by Apollo Investment Fund IV, L.P., 391,644 shares are held by Apollo Overseas Partners IV, L.P. and 599,209 shares are held by ST/RRRR LLC. Messrs. Africk, Stone and Weiner, members of the Company’s Board of Directors and associated with Apollo Advisors IV, L.P., disclaim beneficial ownership of the shares held by the Apollo Stockholders.

(10)	Based on the Form 4 filed on June 2, 2006 by Harbinger Capital Partners Master Fund I, Ltd. Harbinger Capital Partners Master Fund I, Ltd. may be deemed to share beneficial ownership of and voting power with respect to such shares of the Company’s common stock with Harbinger Capital Partners Offshore Manager LLC, HMC Investors LLC, Philip Falcone, Raymond J. Harbert and Michael D. Luce. Such persons disclaim beneficial ownership in the shares except to the extent of their pecuniary interest therein.
(11)	Based on the Schedule 13G filed on March 6, 2006 by OZ Management, LLC. OZ Management, LLC serves as principal investment manager to a number of investment funds and discretionary accounts with respect to which it has voting and dispositive authority over 687,750 shares of the Company’s common stock, including an account for OZ Master Fund, Ltd., which holds 646,150 of the reported shares. Mr. Daniel S. Och is the Senior Managing Member of OZ Management, LLC and is the Director of OZ Master Fund, Ltd. and, as such, may be deemed to control such entities and therefore may be deemed to be the beneficial owner of the reported shares. OZ Management, LLC, Mr. Och and Oz Master Fund, Ltd. disclaim beneficial ownership of such shares.
(12)	Messrs. Africk, Stone and Weiner, members of the Board of Directors and associated with Apollo Advisors IV, L.P., disclaim beneficial ownership of shares held by the Apollo Stockholders. See footnote numbers 5, 6 and 7 above. Includes options to purchase an aggregate of 515,004 shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth, for the three years ended December 31, 2005, the compensation for services in all capacities earned by the Company’s Chief Executive Officer and its next most highly compensated executive officers.

Name and Principal Position	Year	Salary	Bonus (1)	Other Annual Compensation	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation (2)
Jeffrey A. Leddy	2005	$310,000	$350,000	$–	30,000	$–	$10,000
Chief Executive Officer and President	2004 2003	309,180 232,950	300,000 168,750	– –	70,000 100,000	– –	9,000 –

Robert C. Lewis	2005	205,000	200,000	–	10,000	–	9,159
Senior Vice President, General Counsel and Secretary	2004 2003	203,846 187,615	100,000 90,000	– –	20,000 40,000	– –	8,823 3,304

Craig J. Kaufmann	2005	120,000	150,000	–	10,000	–	5,105
Controller and	2004	118,269	50,000	–	25,000	–	4,677
Treasurer	2003	94,490	37,500	–	15,000	–	1,465

(1)	Bonuses for services provided in the year ended December 31, 2003 were granted in January 2004 and are reflected in 2003. Bonuses for services provided in the year ended December 31, 2004 were granted in February 2005 and are reflected in 2004. Bonuses for services provided in the year ended December 31, 2005 were granted in January 2006 and are reflected in 2005.
(2)	Represents employer matching contributions to retirement accounts.

Option / SAR Grants in the Last Year

The following table sets forth information concerning grants of stock options to purchase common stock during the year ended December 31, 2005 to the named executive officers.

Name	Number of Securities Underlying Options/SARs Granted		Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term
						5%	10%
Jeffrey A. Leddy	30,000	(1)	37.5%	$32.80	1/28/15	$618,832	$1,568,243
Robert C. Lewis	10,000	(1)	12.5%	$32.80	1/28/15	$206,277	$522,748
Craig J. Kaufmann	10,000	(1)	12.5%	$32.80	1/28/15	$206,277	$522,748

(1)	These options were granted on January 28, 2005 at an exercise price of $32.80, the per share fair market value of the common stock at that time. The options have a term of ten years. These options are exercisable cumulatively in three equal annual installments, beginning on January 28, 2006. As a result of the Distribution, pursuant to our 1998 Long Term Incentive Plan, the Compensation Committee was required to make an equitable adjustment to the terms of options issued under that plan in order to prevent dilution or enlargement of the rights of the participants under such plan. In February 2006, in connection with the Distribution, the Compensation Committee adjusted the exercise price of such options to $21.53 per share.

Aggregated Option/SAR Exercises in the Last Year and Year-End Option/SAR Values

The following table sets forth information concerning the exercise of options to purchase shares of common stock by the named executive officers during the year ended December 31, 2005, as well as the number and potential value of unexercised options (both options which are presently exercisable and options which are not presently exercisable) as of December 31, 2005.

Name	Number of Securities Underlying Options/SARs Acquired on Exercise (#)	Value Realized (1)	Number of Securities Underlying Options/SARs at Fiscal Y/E (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at Fiscal Y/E ($) Exercisable/ Unexercisable
Jeffrey A. Leddy	–	–	190,001/109,999	7,047,953/3,092,797
Robert C. Lewis	–	–	63,334/36,666	2,306,951/1,033,009
Craig J. Kaufmann	–	–	13,334/31,666	487,141/842,009

Securities Authorized for Issuance under Equity Compensation Plans and Individual Arrangements

The following table and notes thereto set forth, as of December 31, 2005, information with respect to shares of the Company’s common stock which may be issued under existing equity compensation plans and individual arrangements.

Plan Category	Number of Shares of Common Stock To Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares of Common Stock Remaining for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders	1,070,726	$11.65	841,054
Equity compensation plans and individual arrangements not approved by stockholders (1)	131,367	18.63	–

Total	1,202,093	$12.41	841,054

(1)	Includes a warrant to purchase 110,000 shares of common stock issued to the placement agent in connection with the December 2004 private placement, options to purchase 4,700 shares of common stock issued to a former consultant in settlement of various disputes and an option to purchase 16,667 shares of common stock issued to a former director for services provided.

Employment Contracts And Change In Control Arrangements

The Company was a party to an amended and restated employment agreement with Mr. Leddy. The term of the agreement was from January 1, 2004 to December 31, 2005 and called for a base salary of $300,000 per year. Annual increases were at the sole discretion of the Compensation Committee of the Board of Directors. In addition, Mr. Leddy was eligible, based upon the achievement of certain subjective goals established by the Compensation Committee, to receive a bonus of up to 75% of his base salary following the end of each calendar year during the term of the agreement. Under this agreement, if Mr. Leddy was terminated for other than “cause” as such term was defined in the agreement, then Mr. Leddy was entitled to receive compensation in a lump sum payment consisting of one year of his then current salary and the right to exercise all vested stock options and unvested stock options through the option expiration date for such options. Although his employment agreement with the Company has expired, Mr. Leddy continues to serve as the Company’s Chief Executive Officer and President.

The Company is a party to an employment agreement with Mr. Lewis. Under this agreement, if, either (i) after 90 days following a change in control, Mr. Lewis terminates his employment or (ii) he is terminated for other than “cause” as such term is defined in his agreement, then Mr. Lewis is entitled to receive severance compensation and benefits in a lump sum payment consisting of one year of his then current salary and the right to exercise all vested stock options and unvested stock options through the option expiration date for such options.

BOARD AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management. The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the Company’s independent accountants the independent accountant’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

By the Audit Committee of the Board of Directors,

/s/ JEFFREY M. KILLEEN
Jeffrey M. Killeen

/s/ WILLIAM F. STASIOR
William F. Stasior

/s/ ANDREW D. AFRICK
Andrew D. Africk

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors reviews, recommends and approves changes to the Company’s compensation policies and benefits programs, administers the Company’s stock option plans, including approving stock option grants, and otherwise seeks to ensure that the Company’s compensation philosophy is consistent with the Company’s best interests and is properly implemented. The members of the Compensation Committee are Jeffrey M. Killeen and Andrew D. Africk.

Compensation Philosophy And Review

The Company’s compensation philosophy for its executive officers serves two principal purposes: (1) to provide a total compensation package for such officers that is competitive and enables the Company to attract and retain key executive and employee talent needed to accomplish the Company’s business objectives, and (2) to directly link compensation to improvements in Company performance and increases in stockholder value as measured principally by the trading price of the common stock.

The 2005 compensation levels for the Company’s executive officers generally were determined on an individual basis, including consideration of employment agreements entered into between the Company and such individuals.

Members of the Compensation Committee approve the material terms of any employment agreement, and any amendments thereto, entered into between the Company and an executive officer, as well as any stock option grants to an executive officer. In determining compensation levels for 2005, the Compensation Committee primarily relied upon factors relating to responsibilities of the executive officer and both his current and expected future contributions to the Company. The Compensation Committee did not determine it necessary to, and did not attempt to, specifically analyze compensation levels at companies included in the indexes under the caption, “Performance Graph.”

Elements Of Executive Officer Compensation

The Company’s executive compensation consists primarily of salary, bonus and awards of stock options. The Company emphasizes the award of stock options and makes use of cash incentive bonuses to reward performance and retain its executive officers. The Compensation Committee believes that in the highly competitive, emerging markets in which the Company has historically operated, equity-based compensation provides the greatest incentive for outstanding executive performance and the greatest alignment of management and stockholder long-term interests.

Officer Salaries. The Compensation Committee reviews each executive officer’s salary annually. Except to the extent that salary increases are prescribed by written employment agreements, in determining the appropriate salary levels, the Compensation Committee considers, among other factors, the officer’s scope of responsibility, prior experience and past accomplishments.

Stock Option Grants. As noted above, the Company has relied substantially on long-term equity compensation as the principal means of providing long-term incentives for its executive officers and key employees. The Company’s practice has been to set option exercise prices at not less than 100% of fair market value on the date of grant. Options are generally granted for a term of ten years. Options granted to executive officers and key employees become exercisable over time and are typically dependent on continuing employment with the Company or one of its subsidiaries, thus providing incentive to remain in the Company’s employ.

In determining the size of the stock option grants, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers and key employees, and also their current and expected future contributions to the Company, as well as the number of shares owned by the officer or key employee or which remain unvested under outstanding options. In addition, the Compensation Committee examines the level of equity incentives held by each officer and key employee relative to the other officers’ and key employees’ equity positions and their tenure, responsibilities, experience and value to the Company.

Cash Bonuses. In determining the size of cash bonuses granted to executive officers of the Company, the Compensation Committee considers the Company’s performance, as well as various subjective factors primarily relating to the performance of the individual officer during the year.

Policy Of Deductibility Of Compensation

Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility of a corporation of compensation in excess of $1,000,000 paid to any of its five most highly compensated executive officers. However, compensation that qualifies as “performance-based” is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by shareholders.

Total cash compensation paid for salaries and bonuses during 2005 did not exceed the $1,000,000 limit for any individual executive. In addition, the Compensation Committee has not determined whether the total cash compensation paid for salaries and bonuses during 2006 will exceed the $1,000,000 limit for any individual executive. Stock option grants to date do not meet the requirement that such grants be “performance based” and are, therefore, not exempt from the limitations on deductibility. The Compensation Committee will continue to monitor the compensation levels potentially payable under the Company’s cash and stock option compensation programs, but intends to retain the flexibility necessary to provide total cash and stock option compensation in line with competitive practice, the Company’s compensation philosophy and the Company’s best interests.

In conclusion, the Compensation Committees believes that the policies and programs described in this report are competitive and effectively align executive compensation with the Company’s goal of maximizing the return to stockholders.

By the Compensation Committee
of the Board of Directors,

/s/ JEFFREY M. KILLEEN
Jeffrey M. Killeen

/s/ ANDREW D. AFRICK
Andrew D. Africk

PERFORMANCE GRAPH

The following graph shows a five-year comparison of cumulative total shareholder returns for the Company, the Nasdaq Market Index, the Hemscott Internet Software and Services Index, and the Hemscott Diversified Communications Services Index from December 31, 2000 through December 31, 2005. The cumulative total shareholder returns on the Company’s common stock was measured by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total stockholder return assumes $100 invested at the beginning of the period in common stock, in the Nasdaq Market Index and the Industry Index. The Company did not pay dividends on its common stock during the measurement period and the calculations of cumulative total stockholders return on the common stock did not include dividends. The Company presents below the Internet

Software and Services Index as a comparative industry index for the Company’s Internet professional services business, which it commenced upon the acquisition of Rare Medium, Inc. in April 1998 and ceased in September 2001. In addition, the Company presents below the Diversified Communications Services Index as a comparative industry index for the Company’s business in which it has operated since November 2001 when it became a participant in the MSV Joint Venture.

COMPARISON OF CUMULATIVE 5-YEAR ANNUAL RETURN AMONG SKYTERRA COMMUNICATIONS, INC., NASDAQ MARKET INDEX, INTERNET SOFTWARE AND SERVICES INDEX AND DIVERSIFIED COMMUNICATIONS SERVICES INDEX

	Fiscal Year Ending
Company/Index/Market	2000	2001	2002	2003	2004	2005
SkyTerra Communications, Inc.	100.00	38.82	6.03	7.87	140.35	200.68
Hemscott Internet Software and Services Index	100.00	67.48	45.21	90.47	114.03	98.68
Hemscott Diversified Communications Services Index	100.00	60.67	38.03	60.66	92.39	80.48
Nasdaq Market Index	100.00	79.71	55.60	83.60	90.63	92.62

(1)	Assumes $100 invested on January 1, 2001 and reinvestment of dividends.
(2)	The Hemscott “Internet Software and Services Index” relates to the primary business engaged in by the Company from April 1998 through September 2001 through its subsidiary Rare Medium, Inc.
(3)	The Hemscott “Diversified Communications Services Index” relates to the primary business engaged in by the Company since November 2001 when it became a participant in the MSV Joint Venture.

FORWARD LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe,” “anticipate,” “expect,” “estimate,” “intent” and similar expressions identify forward-looking statements. Forward looking statements necessarily involve risks and uncertainties, and our actual results could differ materially from those anticipated in the forward-looking statements. Factors that would cause actual results to differ materially from the Company’s current expectations include but are not limited to those factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC and mailed with this proxy statement.

OTHER BUSINESS

The Board of Directors knows of no business other than the matters set forth herein which will be presented at the annual meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS

The Company expects that the date of the 2007 annual meeting of stockholders will not change by more than 30 days from this year’s annual meeting. Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the 1934 Act for inclusion in the Proxy Statement for the Company’s 2007 annual meeting of stockholders must submit the same to the Secretary of the Company within a reasonable time before the Company begins to print and mail its proxy materials at the Company’s principal executive office, 19 West 44th Street, Suite 507, New York, New York 10036. In order for a shareholder proposal at the 2007 annual meeting submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) of the 1934 Act, such proposal must be received by the Company within a reasonable time before the Company mails its proxy materials.

ADDITIONAL INFORMATION

The Company is a reporting company and files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC public reference rooms in Washington, DC, New York, NY or Chicago, IL. You can request copies of these documents by writing to the SEC and paying a fee for the copying costs. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference rooms. The Company’s SEC filings are also available at the SEC’s Web site at “http://www.sec.gov.” In addition, you can read and copy the Company’s SEC filings at the office of the National Association of Securities Dealers, Inc. at 1735 K Street, Washington, DC 20006.

ANNUAL REPORT ON FORM 10-K

The Company is required to file an Annual Report on Form 10-K with the SEC. A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the SEC is available without charge by writing to Robert C. Lewis, Senior Vice President, General Counsel and Secretary, SkyTerra Communications, Inc., 19 West 44th Street, Suite 507, New York, New York 10036.

IMPORTANT — MAIL YOUR SIGNED PROXY CARD OR VOTING INSTRUCTION CARD

Please complete, sign, date and mail the enclosed proxy card or voting instruction card in the enclosed self-addressed envelope.

By Order of the Board of Directors,

/s/ Robert C. Lewis
Robert C. Lewis
Senior Vice President, General Counsel and Secretary

June 23, 2006

New York, New York

APPENDIX I

AMENDED AND RESTATED CHARTER OF THE

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.	PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting and legal compliance that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Corporation’s independent accountants and internal auditing department.

•	Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.	COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Notwithstanding the foregoing, the Audit Committee may contain one director who is not independent if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Corporation and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.	MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee may invite members of management or others to attend meetings and provide pertinent information, as necessary. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation’s financials consistent with IV.4 below.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.	Review and update this Charter periodically, at least annually, as conditions dictate.

2.	Review the organization’s annual financial statements filed on Form 10-K or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3.	Review with financial management and the independent accountants the proposed scope and approach for the audit.

4.	Review with financial management and the independent accountants the earnings release and/or the 10-Q prior to release of earnings and/or the filing of the 10-Q.

Independent Accountants

5.	Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to confirm the accountants’ independence. The Committee shall also confirm the independent accountants’ understanding of their accountability to the Board of Directors and the Committee as representatives of the shareholders. The Committee shall also be responsible for obtaining from the accountants a formal written statement of the accountants’ relationships with the Corporation, consistent with Independence Standard Board Standard 1.

6.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

8.	Review with management and the independent accountants the significant financial, legal and/or operational risks or exposures and assess the steps management has taken to minimize such risks.

Financial Reporting Processes

9.	In consultation with the independent accountants, review the integrity of the organization’s financial reporting processes, both internal and external.

10.	Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

11.	Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants or management.

12.	Provide oversight and review of the Company’s asset management policies, including a quarterly review of the investment policies and performance of the Company’s investments.

Process Improvement

13.	Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

14.	Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

15.	Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

16.	Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Legal Compliance

17.	Review, with the organization’s counsel, legal compliance matters including corporate securities trading policies.

18.	Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

19.	Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

APPENDIX II

SKYTERRA COMMUNICATIONS, INC.

2006 EQUITY AND INCENTIVE PLAN

1.	Purpose.

The purpose of the SkyTerra Communications, Inc. 2006 Equity and Incentive Plan (the “Plan”) is to promote the interests of the Company and its Subsidiaries and the stockholders of the Company by providing directors, officers, employees and consultants of the Company or its Subsidiaries with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company or its Subsidiaries, to acquire a proprietary interest in the long-term success of the Company and its Subsidiaries and to reward the performance of individuals in fulfilling their personal responsibilities for long-range achievements.

2.	Administration of the Plan.

The Plan shall be administered by a Committee appointed by the Board. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted (including whether an Option granted is an Incentive Stock Option or a Nonqualified Stock Option); to determine the number of shares of stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, suspended or surrendered; to make adjustments in the performance goals in recognition of unusual or nonrecurring events affecting the Company or its Subsidiaries or the financial statements of the Company or its Subsidiaries (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its sole discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or other Award, or otherwise adjust any of the terms applicable to any such Award.

Subject to Section 162(m) of the Code and except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Awards to Nonemployee Directors.

All decisions, determinations and interpretations of the Committee or the Board shall be final and binding on all persons with any interest in an Award, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

Subject to Section 162(m) of the Code and Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending the Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

3.	Definitions.

(a)	“Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award.

(b)	“Annual Incentive Award” shall mean an Award described in Section 6(e) hereof that is based upon a period of one year or less.

(c)	“Award” shall mean any Option, Restricted Stock award, Stock Bonus award, Stock Appreciation Right, Other Stock-Based Award, Other Cash-Based Award or Performance Award granted pursuant to the terms of the Plan.

(d)	“Board” shall mean the Board of Directors of the Company.

(e)	“Cause” shall mean (1) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company or a Subsidiary, including without limitation, repeated refusal to follow the reasonable directions of the employer, knowing violation of law in the course of performance of the duties of Participant’s employment with the Company or a Subsidiary, repeated absences from work without a reasonable excuse, or intoxication with alcohol or illegal drugs while on the premises of the Company or a Subsidiary during regular business hours (other than any such failure resulting from his or her incapacity due to physical or mental illness); (2) fraud, dishonesty or other conduct that negatively effects the Company or a Subsidiary, or other willful misconduct by the Participant that is in the good faith opinion of the Committee injurious to the Company or a Subsidiary; (3) a conviction or plea of guilty or nolo contendre to a felony or a crime involving material dishonesty; or (4) refusal to cooperate in any lawful internal investigation approved by the Board or a committee thereof. For purposes of this Section 3(e), no act, or failure to act, on a Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company and its Subsidiaries. For purposes of the Plan, determination of whether a termination of employment or service was for Cause shall be made by the Committee in its sole discretion.

(f)	A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i)	any Person, other than Apollo Advisors IV, L.P. or any of its affiliates, is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person, any securities acquired directly from the Company) representing 50% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (a) any parent of the Company or the entity surviving such merger or consolidation or (b) if there is no such parent, of the Company or such surviving entity; or

(ii)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)

there is consummated a merger or consolidation of the Company with any other corporation other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (a) any parent of the Company or the entity surviving such merger or consolidation or (b) if there is no such parent, of the Company or such surviving entity; or

(iv)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (a) any parent of the Company or of the entity to which such assets are sold or disposed or (b) if there is no such parent, of the Company or such entity.

(g)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

(h)	“Committee” shall mean, at the discretion of the Board, a Committee of the Board, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3.

(i)	“Common Stock” shall mean the common stock of the Company, par value $.01 per share.

(j)	“Company” shall mean SkyTerra Communications, Inc., a Delaware corporation, or any successor corporation, or their respective parents.

(k)	“Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

(l)	“Disability” shall mean permanent disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant.

(m)	“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

(n)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(o)	“Fair Market Value” of a share of Common Stock, as of a particular date, shall mean (1) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share of Common Stock on such national securities exchange on such date, or (2) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and ask prices for shares of Common Stock in such over-the-counter market on such date, or (3) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, or the value of such shares is not otherwise determinable, such value as determined by the Committee in its good faith discretion.

(p)	“Good Reason” shall mean the occurrence (without the Participant’s express written consent) after a Change in Control of any of the following events: (i) a ten or more percent reduction in the Participant’s annual base salary as in effect immediately prior the Change in Control or (ii) the relocation of the Participant’s principal place of employment to a location more than fifty (50) miles from the Participant ‘s principal place of employment immediately prior to the Change in Control or the Company’s requiring the Participant to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company’s business to an extent substantially consistent with the Participant’s business travel obligations prior to the Change in Control.

(q)	“Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code and that is designated by the Committee as an Incentive Stock Option.

(r)	“Long Term Incentive Award” shall mean an Award described in Section 6(e) hereof that is based upon a period in excess of one year.

(s)	“Other Cash-Based Award” shall mean a right or other interest granted to a Participant other than Other Stock-Based Award.

(t)	“Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, including but not limited to (i) unrestricted Common Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Common Stock from the Company containing terms and conditions prescribed by the Committee.

(u)	“Nonemployee Director” shall mean a member of the Board who is not an employee of the Company or a Subsidiary.

(v)	“Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(w)	“Option” shall mean an option to purchase shares of Common Stock granted pursuant to Section 6(b) hereof.

(x)	“Participant” shall mean an employee, consultant or director of the Company or of a Subsidiary to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, such of his or her successors, heirs, executors and administrators, as the case may be, who have acquired, in accordance with Section 16 hereof, the right to exercise or receive payment with respect to such Award.

(y)	“Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(e) hereof.

(z)	“Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company or any of its Subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries or affiliates, (3) an underwriter temporarily holding securities pursuant to an offering of such securities or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(aa)	“Restricted Stock” shall mean a share of Common Stock which is granted pursuant to the terms of Section 6(d) hereof.

(bb)	“Retirement” shall mean a Participant’s voluntary retirement, with the consent of the Company, from employment with or service to the Company or a Subsidiary on or after attainment of the age of 60.

(cc)	“Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, including any successor to such Rule.

(dd)	“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(ee)	“Stock Appreciation Right” shall mean the right, granted to a Participant under Section 6(c) hereof, to be paid an amount measured by the appreciation in the Fair Market Value of a share of Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or shares of Common Stock, as specified in the Award or determined by the Committee.

(ff)	“Stock Bonus” shall mean a bonus payable in shares of Common Stock granted pursuant to Section 6(d) hereof.

(gg)	“Subsidiary” shall mean any company, partnership, limited liability company, business or entity (other than the Company) of which at least 50% of the combined voting power of its voting securities is, or the operations and management are, directly or indirectly controlled by the Company.

4.	Stock Subject to the Plan.

(a)	Shares Available for Awards.

The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 2,100,000 shares (subject to adjustment as provided herein); provided that at the end of each calendar month during the term of the Plan, the shares of Common Stock reserved for issuance under the Plan shall be increased so as to maintain the number of shares of Common Stock reserved for issuance under the Plan equal to 12% of all outstanding Common Stock (which shall for these purposes shall include all voting and non-voting common stock of the Company). The monthly increase contemplated by the preceding sentence shall only take place in months in which such increase would result in an increase of more than 100,000 shares of Common Stock and no increase shall take place if such increase would result in the total shares of Common Stock reserved for issuance under the Plan exceeding 15,000,000 shares of Common Stock (subject to adjustments as provided herein). Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. The maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options may not exceed 1,000,000 shares (subject to adjustment as provided herein).

(b)	Individual Limitation.

In no event shall the total number of shares of Common Stock subject to an award of Options and/or Stock Appreciation Rights awarded to any Participant during any tax year of the Company exceed 20% of the shares of Common Stock reserved for issuance under the Plan as of the date of such grant (subject to adjustment as provided herein).

(c)	Adjustment for Change in Capitalization.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), re-capitalization, Common Stock split, reverse Common Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, makes an adjustment appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it in its good faith discretion deems necessary or appropriate to any or all of (1) the number and kind of shares of Common Stock or other securities which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Common Stock, securities or other property issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code.

(d)	Adjustment for Change or Exchange of Shares for Other Consideration.

In the event the outstanding shares of Common Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a re-capitalization, reclassification, merger, consolidation, combination or similar transaction (“Transaction”), then, unless otherwise determined by the Committee in its good faith discretion, (1) each Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such transaction, provided that, if the kind or amount of capital stock or cash, securities or other property received in such transaction is not the same for each outstanding share, then the kind or amount of capital stock or cash, securities or other property for which the Option shall thereafter become exercisable shall be the kind and amount so receivable per share by a plurality of the shares of Common Stock, and provided further that, if necessary, (1) the provisions of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option, and (2) each Award that is not an Option and that is not automatically changed in connection with the Transaction shall represent the number and/or kind of shares of capital stock, and/or the amount of cash, securities or other property so distributed, into which the number of shares of Common Stock covered by the Award would have been changed or exchanged had they been held by a stockholder.

(e)	Reuse of Shares.

The following shares of Common Stock shall again become available for Awards: except as provided below, any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange, forfeiture or termination of such Award for any reason whatsoever; and any shares of Restricted Stock cancelled or forfeited. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Common Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan.

5.	Eligibility.

Awards may be granted to executive officers and other employees of the Company or its Subsidiaries, including officers and directors who are employees, to Nonemployee Directors and to key consultants to the Company or its Subsidiaries. In determining the persons to whom Awards shall be granted and the number of shares to be covered by each Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company or its Subsidiaries and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

6.	Awards Under the Plan.

(a)	Agreement.

The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Agreement.

(b)	Stock Options.

(i)	Grant of Stock Options. The Committee may grant Options under the Plan to purchase shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. Unless otherwise determined by the Committee in its sole discretion, the exercise price of the share purchasable under an Option shall be the Fair Market Value per share on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

(ii)	Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Common Stock to which the Option (and/or each type of Option) relates.

(iii)	Special Requirements for Incentive Stock Options.

(A)	To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(B)

No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(c)	Stock Appreciation Rights.

(i)	The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Common Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate exercise price of the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Common Stock subject to the related Option shall be reduced by the number of shares of Common Stock in respect of which such Stock Appreciation Right shall have been exercised.

(ii)	The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Common Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate exercise price of the Stock Appreciation Right or portion thereof surrendered.

(iii)	The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

(d)	Restricted Stock and Stock Bonus.

(i)	The Committee may grant Restricted Stock awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Agreements. The vesting of a Restricted Stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(ii)	Each Agreement with respect to a Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment (if any) is required to be made.

(iii)

The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited and/or that, with respect to the shares represented by such certificate or certificates, the Participant execute and deliver to the Company stock powers for use by the Company in connection with any forfeiture of the Restricted Stock award and/or a voting proxy for use by the Company until such shares become vested or are forfeited. Except as provided in the applicable Agreement, no shares underlying a Restricted Stock award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

(iv)	Unless the applicable Agreement provides otherwise, a Participant shall have the right to vote and receive dividends on the shares underlying a Restricted Stock award granted under the Plan. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, any cash or stock received as a dividend or distribution on the shares underlying a Restricted Stock award (including in connection with a stock split) shall be subject to the same restrictions as the shares to which they relate underlying such Restricted Stock award.

(v)	The Committee may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Agreement.

(e)	Other Stock—or Cash-Based Awards

The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. With respect to Other Cash-Based Awards intended to qualify as performance based compensation under Section 162(m) of the Code, (i) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is an Annual Incentive Award is $2,500,000 and, (ii) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is a Long Term Incentive Award is the amount set forth in clause (i) above multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve. Payments earned hereunder may be decreased or, with respect to any Participants who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made to a Covered Employee prior to the certification by the Committee that the performance goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(f)	Performance Awards.

(i)	The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

(ii)

In the event that the Committee grants a Performance Award (other than a Nonqualified Stock Option or Incentive Stock Option) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the following rules shall apply (as such rules may be modified by the Committee to conform with Code Section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time): (a) payments under the Performance Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than the date on which 25% of the period of service to which the Performance Award relates has elapsed; (b) the performance goal(s) to which the Performance Award relates shall be based on one or more of the following business criteria applied to the Company, a Subsidiary, a business unit, product line or any combination thereof, as determined by the Committee in its sole discretion: (1) return on equity; (2) earnings per share; (3) net income (before or after taxes); (4) earnings before all or any of interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA” or “EBITDA”); (5) operating income (6) cash flow; (7) return on assets; (8) market share; (9) cost reduction goals or levels of expenses, costs or liabilities; (10) earnings from continuing operations; or (11) any combination of one or more of the foregoing over a specified period; (c) the performance goal(s) may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a Subsidiary, a business unit, product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee in its sole discretion; (d) the performance goal(s) may include a threshold level of performance below which no payment shall be made, levels of performance, below the target level but above the threshold level, at which specified percentages of the Performance Award shall be paid, a target level of performance at which the full Performance Award shall be paid, levels of performance, above the target level but below the maximum level, at which specified multiples of the Performance Award shall be paid, and a maximum level of performance above which no additional payment shall be made (the performance goal(s) may also specify that payments for levels of performances between specified levels will be interpolated); and (e) the Committee shall have the sole discretion to determine whether, or to what extent, the performance goal(s) are achieved; provided, however, that once granted, the Committee may not have discretion to increase the amount payable under such stock award; and provided, further, that the Committee shall have the authority to make appropriate adjustments in performance goal(s) under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its Subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its Subsidiaries, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature), and (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time. The Committee shall, prior to making payment under any award under this Section 6(e), certify in writing that all applicable performance goals have been attained.

(g)	Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i)	Except as hereinafter provided, each Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Agreement with respect to a Restricted Stock award or Performance Award shall set forth the period after which and the conditions subject to which the shares underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion. Unless the applicable Agreement otherwise specifies, and subject to Sections 6(b)(iii)(B) and 7 hereof, each Option or Stock Appreciation Right granted under the Plan shall remain exercisable until the day prior to the tenth anniversary of the date of grant and shall terminate and cease to be exercisable on the tenth anniversary of the date of grant.

(ii)	Except as provided in Section 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable more than ten (10) years after the date of grant.

(iii)	Except as provided in Sections 7(a), 7(b) and 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are Nonemployee Directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or award in a Transaction) and has remained continuously so employed or in service since the relevant date of grant of the Award.

(iv)	An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(g) hereof.

(v)	Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, the “Option exercise date” and the “Stock Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Company.

(h)	Payment of Award Price.

(i)	Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

(ii)	Payment of the Option exercise price and of any other payment required by the Agreement to be made pursuant to any other Award shall be made in any combination of the following: (a) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee); (b) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s discretion be deemed conditional; (c) by any other form of payment deemed appropriate by the Committee, and/or (d) unless otherwise provided in the applicable Agreement, by delivery of previously-acquired shares of Common Stock owned by the Participant for at least six (6) months (or such longer or shorter period as the Committee may determine) having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby. Payment in accordance with clause (a) of this Section 6(g)(ii) may be deemed to be satisfied, if and to the extent that the applicable Agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock to be acquired pursuant to the Award to pay for all of the Common Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Common Stock.

7.	Termination of Employment.

(a)	Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant’s employment or service with the Company and its Subsidiaries (including a failure to have remained continuously so employed or in service) for any reason other than as described in subsection (b) or (c) of this Section 7, (1) the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of thirty (30) days from and including the date of termination of employment or service (and shall terminate thereafter), and (2) any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given for a period of thirty (30) days from and including the date of termination of employment or service (and shall terminate thereafter). Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, all portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service, shall terminate upon the date of such termination of employment or service.

(b)

Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if a Participant shall die while employed by or providing service to the Company or its Subsidiaries, or within thirty (30) days after the date of termination of such Participant’s employment or service (or within such different period as the Committee may have provided pursuant to subsection (a) of this Section 7), or if the Participant’s employment or service terminates by reason of Disability or Retirement, (1) the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of one year from and including the date of termination of employment or service (and shall terminate thereafter), and (2) any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given for a period of one year from and including the date of termination of employment or service (and shall terminate thereafter). Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, all portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service, shall terminate upon the date of such termination of employment or service.

(c)	Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant’s employment or service is terminated by the Company or its Subsidiaries for Cause, all outstanding Options, Restricted Stock awards and Stock Appreciation Rights granted to such Participant, whether or not they are exercisable as of the date of such termination of employment or service, and any other outstanding Award, whether or not it is vested as of the date of such termination of employment or service, shall in each case terminate upon the date of such termination of employment or service.

(d)	Notwithstanding the foregoing, the Committee in its sole discretion may provide for a longer or shorter period for exercise of an Option or Stock Appreciation Right or may permit a Participant to continue vesting under an Option, Stock Appreciation Right or Restricted Stock award or to make any payment, give any notice or to satisfy other condition under any other Award. The Committee may in its sole discretion determine (i) for purposes of the Plan, whether any termination of employment or service constitutes a Retirement or is due to Disability or is for Cause, (ii) whether any leave of absence (including any short-term or long-term disability or medical leave) or inactive status constitutes a termination of employment or service, or a failure to have remained continuously employed or in service, for purposes of the Plan (regardless of whether such leave or status would constitute such a termination or failure for purposes of employment law), (iii) the applicable date of any such termination of employment or service or failure to have remained continuously employed or in service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

8.	Effect of Change in Control.

Unless the applicable Agreement provides otherwise, upon a termination of a Participant’s employment by the Company (other than due to Cause) or upon the Participant’s termination of employment by the Participant for Good Reason, in each case, on or within one year following a Change in Control:

(A)	any Award carrying a right to exercise subject only to time vesting that was not previously exercisable and vested shall become fully exercisable and vested; and

(B)	the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, except that any Awards for which vesting is subject to achievement of performance goals shall not be deemed to be vested as a result of termination following a Change of Control, but any testing or other determinations required pursuant to such Awards to determine whether performance goals have been fully achieved shall occur at the time of termination.

9.	Miscellaneous.

(a)

Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts. Notwithstanding any other provision hereof or of an Agreement, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options or Stock Appreciation Rights, or suspend vesting of other Awards, if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the

Company or its Subsidiaries or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company or its Subsidiaries.

(b)	Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Common Stock acquired pursuant to the Plan.

10.	No Special Employment or Service Rights; No Right to Award.

(a)	Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or any of its Subsidiaries or interfere with or limit in any way the right of the Company or any of its Subsidiaries, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b)	No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.	Securities Matters.

(a)	The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)	The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.	Withholding Taxes.

(a)	Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

(b)

Whenever shares of Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Common Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13.	Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

14.	Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

15.	Amendment or Termination of the Plan.

The Board or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board or Committee determines that such approval is appropriate or necessary for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Subject to the foregoing, no amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

16.	Transfers Upon Death; Nonassignability.

(a)	A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant outstanding Awards granted to such Participant may only be exercised by or paid to the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by designating a beneficiary or by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the designation, will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b)	During a Participant’s lifetime, the Committee may, in its sole discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option, unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the General Counsel of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17.	Effective Date and Term of Plan.

The Plan shall become effective on the Effective Date, but the Plan (and any grants of Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18.	Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19.	Participant Rights.

(a)	No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of a Common Stock certificate to him or her for such shares.

(b)	Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

20.	Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

21.	No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine in its sole discretion whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.	Interpretation.

The Plan is designed and intended, to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are intended to comply with Code Section 409A and all Awards shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision of the Plan or any Agreement to the contrary, in the event that the Committee determines that any Award may or does not comply with Code Section 409A, the Company may adopt such amendments to the Plan and the affected Award (without Participant consent) or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Plan and any Award from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to Award, or (ii) comply with the requirements of Code Section 409A.

COMMON STOCK PROXY

SKYTERRA COMMUNICATIONS, INC.

19 WEST 44TH STREET, SUITE 507, NEW YORK, NEW YORK 10036

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING ON JULY 25, 2006

The undersigned hereby appoints Jeffrey A. Leddy, Chief Executive Officer and President of SkyTerra Communications, Inc. and Robert C. Lewis, Senior Vice President, General Counsel and Secretary of SkyTerra Communications, Inc., and each of them, with full power of substitution, proxies to represent the undersigned at the annual meeting of stockholders of SkyTerra Communications, Inc. to be held at 9:00 a.m., local time, on July 25, 2006, in the Fall Creek Room, 5th Floor, at the Cornell Club, 6 East 44th Street, New York, New York 10017, and at any adjournment or postponement thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SKYTERRA COMMUNICATIONS, INC. Unless otherwise specified in the boxes provided below, this Proxy will be a vote FOR the director nominees in Proposal 1, FOR Proposal 2 and FOR Proposal 3, and in the discretion of the above named persons as to any other matter that may properly come before the annual meeting.

1.	The election of Andrew D. Africk, Jeffrey M. Killeen, William F. Stasior, Aaron J. Stone and Michael D. Weiner to the Board of Directors.

☐  FOR        ☐  AGAINST        ☐  WITHHOLD AUTHORITY

FOR ALL NOMINEES EXCEPT AS NOTED BELOW:

2.	The approval of the 2006 Equity and Incentive Plan.

☐  FOR        ☐  AGAINST        ☐  ABSTAIN

3.	The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ended December 31, 2006.

☐  FOR        ☐  AGAINST        ☐  ABSTAIN

4.	In the discretion of persons named above, to act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE SUCH SHARES “FOR” THE DIRECTOR NOMINEE ON PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3 SET FORTH ON THE REVERSE SIDE HEREOF. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

Signature

Signature

Dated:                         , 2006

In case of joint owners, each joint owner must sign. If signing for a corporation or partnership or an agent, attorney or fiduciary, indicate the capacity in which you are signing.

PLEASE MARK, DATE AND SIGN YOUR NAME AS IT APPEARS ON THIS CARD

AND RETURN IN THE ENCLOSED ENVELOPE

PREFERRED STOCK PROXY

SKYTERRA COMMUNICATIONS, INC.

19 WEST 44TH STREET, SUITE 507, NEW YORK, NEW YORK 10036

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING ON JULY 25, 2006

The undersigned hereby appoints Jeffrey A. Leddy, Chief Executive Officer and President of SkyTerra Communications, Inc. and Robert C. Lewis, Senior Vice President, General Counsel and Secretary of SkyTerra Communications, Inc., and each of them, with full power of substitution, proxies to represent the undersigned at the annual meeting of stockholders of SkyTerra Communications, Inc. to be held at 9:00 a.m., local time, on July 25, 2006, in the Fall Creek Room, 5th Floor, at the Cornell Club, 6 East 44th Street, New York, New York 10017, and at any adjournment or postponement thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SKYTERRA COMMUNICATIONS, INC. Unless otherwise specified in the boxes provided below, this Proxy will be a vote FOR the director nominees in Proposal 1, FOR Proposal 2 and FOR Proposal 3, and in the discretion of the above named persons as to any other matter that may properly come before the annual meeting.

1.	The election of Andrew D. Africk, Jeffrey M. Killeen, William F. Stasior, Aaron J. Stone and Michael D. Weiner to the Board of Directors.

☐  FOR        ☐  AGAINST        ☐  WITHHOLD AUTHORITY

FOR ALL NOMINEES EXCEPT AS NOTED BELOW:

2.	The approval of the 2006 Equity and Incentive Plan.

☐  FOR        ☐  AGAINST        ☐  ABSTAIN

3.	The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ended December 31, 2006.

☐  FOR        ☐  AGAINST        ☐  ABSTAIN

4.	In the discretion of persons named above, to act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE SUCH SHARES “FOR” THE DIRECTOR NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3 SET FORTH ON THE REVERSE SIDE HEREOF. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

Signature

Signature

Dated:                         , 2006

In case of joint owners, each joint owner must sign. If signing for a corporation or partnership or an agent, attorney or fiduciary, indicate the capacity in which you are signing.

PLEASE MARK, DATE AND SIGN YOUR NAME AS IT APPEARS ON THIS CARD

AND RETURN IN THE ENCLOSED ENVELOPE